[LOGO] First Security Benefit Life Insurance                   ADVANCEDESIGNS(R)
       and Annuity Company of New York(SM)                 DOLLAR COST AVERAGING

QUESTIONS? CALL OUR SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS
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Use this form to request periodic exchanges from one investment option to one or more investment options. Complete the entire form. Please type or print.
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1.  PROVIDE GENERAL ACCOUNT INFORMATION
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

[ ] Application Attached or Contract Number _____________________________________________________________

Name of Owner __________________________________________________________________________________________________________________
              First                                  MI                       Last

Mailing Address ________________________________________________________________________________________________________________
                Street Address                                      City                      State             ZIP Code

Social Security Number/Tax I.D. Number _____________________________________________

Daytime Phone Number ___________________________________ Home Phone Number ______________________________________________________


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2.  SET UP DOLLAR COST AVERAGING
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Please complete each sub-section.

A.  Effective Date ____________________________________________
                   Date (mm/dd/yyyy - must be between 1st and 28th of the month)

    If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B.  Frequency (check one):

          [ ] Monthly    [ ] Quarterly    [ ] Annually    [ ] Semi-Annually

C.  Option (check one):

    [ ] $ __________________ per transfer over _________ months/years.

    [ ] ____________% per transfer over _________ months/years.

    [ ] Fixed Period over_________months/years.

    [ ] Only Interest/Earnings over_________months/years.

        (Earnings will accrue for one time period - i.e. monthly or quarterly - from the effective date before the first transfer occurs.)

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                                                              Please Continue ->

FSB 235 Supp B (7-06)                           AdvanceDesigns 32-79901-05 (1/2)

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3.  PROVIDE INVESTMENT DIRECTIONS
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TRANSFER FROM (CHOOSE ONLY ONE):

_____   AIM V.I. Basic Value

_____   AIM V.I. Global Health Care

_____   AIM V.I. Global Real Estate

_____   AIM V.I. International Growth

_____   AIM V.I. Mid Cap Core Equity

_____   American Century VP Ultra(R)

_____   American Century VP Value

_____   Direxion Evolution VP All-Cap Equity

_____   Direxion Evolution VP Managed Bond

_____   Dreyfus IP Technology Growth

_____   Dreyfus VIF International Value

_____   Neuberger Berman AMT Socially Responsive

_____   Oppenheimer Main Street Small Cap Fund(R)/VA

_____   PIMCO VIT All Asset

_____   PIMCO VIT Low Duration

_____   PIMCO VIT Real Return

_____   Rydex VT Sector Rotation

_____   SBL Alpha Opportunity

_____   SBL Diversified Income

_____   SBL Enhanced Index

_____   SBL Equity

_____   SBL Equity Income

_____   SBL Global

_____   SBL High Yield

_____   SBL Large Cap Value

_____   SBL Managed Asset Allocation

_____   SBL Mid Cap Growth

_____   SBL Mid Cap Value

_____   SBL Money Market

_____   SBL Select 25

_____   SBL Small Cap Growth

_____   SBL Small Cap Value

_____   Fixed Account

MUST TOTAL 100%

TRANSFER TO (INDICATE WHOLE PERCENTAGES TOTALING 100%):

_____   AIM V.I. Basic Value

_____   AIM V.I. Global Health Care

_____   AIM V.I. Global Real Estate

_____   AIM V.I. International Growth

_____   AIM V.I. Mid Cap Core Equity

_____   American Century VP Ultra(R)

_____   American Century VP Value

_____   Direxion Evolution VP All-Cap Equity

_____   Direxion Evolution VP Managed Bond

_____   Dreyfus IP Technology Growth

_____   Dreyfus VIF International Value

_____   Neuberger Berman AMT Socially Responsive

_____   Oppenheimer Main Street Small Cap Fund(R)/VA

_____   PIMCO VIT All Asset

_____   PIMCO VIT Low Duration

_____   PIMCO VIT Real Return

_____   Rydex VT Sector Rotation

_____   SBL Alpha Opportunity

_____   SBL Diversified Income

_____   SBL Enhanced Index

_____   SBL Equity

_____   SBL Equity Income

_____   SBL Global

_____   SBL High Yield

_____   SBL Large Cap Value

_____   SBL Managed Asset Allocation

_____   SBL Mid Cap Growth

_____   SBL Mid Cap Value

_____   SBL Money Market

_____   SBL Select 25

_____   SBL Small Cap Growth

_____   SBL Small Cap Value

_____   Fixed Account

MUST TOTAL 100%

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4. PROVIDE SIGNATURE
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I understand and authorize the transaction(s) requested on this form.


X_________________________________________________________________   X___________________________________________________________
 Signature of Owner                              Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)  Date (mm/dd/yyyy)

X_________________________________________________________________    ___________________________________________________________
 Signature of Representative (optional)          Date (mm/dd/yyyy)    Print Name of Representative


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 Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com

FSB 235 Supp B (7-06)                           AdvanceDesigns 32-79901-05 (2/2)
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